UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2005

BIOLASE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19627	87-0442441
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

981 Calle Amanecer

San Clemente, California 92673

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 361-1200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 10, 2005, Biolase Technology, Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission (the “SEC”) a Form 12b-25, notifying the SEC that the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 (the “Quarterly Report”) could not be timely filed. The Company did not represent in its Form 12b-25 that it would be able to file its Quarterly Report by May 16, 2005, which is required by SEC rules to obtain a 5-day extension of the filing deadline; however, the Company is working diligently to complete the Quarterly Report. The Company is scheduled to appear before the Nasdaq Listing Qualifications Hearing Panel on May 12, 2005 with regard to its non-compliance with NASD Marketplace Rule 4310(c)(4) because the Company has not yet filed its Form 10-K for the fiscal year ended December 31, 2004.

A copy of the Form 12b-25 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit	Description
99.1	Form 12b-25 dated May 10, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 10, 2005	BIOLASE TECHNOLOGY, INC.

	By:	/s/ JOHN HOHENER
John Hohener
Executive Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Form 12b-25 dated May 10, 2005.

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